EXHIBIT 99.1

SIGA Technologies Contact:                     Allergy Therapeutics Contact:
Thomas N. Konatich                             Iain G Ross
CFO & Acting CEO                               Chairman & CEO
(212) 672-9100                                 +44 (0) 1903-844720
tkonatich@siga.com                             iain.ross@allergytherapeutics.com

FOR IMMEDIATE RELEASE
March 11, 2002

      SIGA Technologies and Allergy Therapeutics Holdings Announce Intent to
Merge

      New York, USA and Worthing, UK - SIGA Technologies, Inc. (NASDAQ:SIGA and
FRANKFURT: SGW 919 473) and Allergy Therapeutics Holdings Ltd. announced today they have signed a non-binding letter of intent to combine the two companies. As part of the transaction, Elan Corporation through its subsidiaries, has agreed to expand its existing strategic collaboration with Allergy Therapeutics and license additional vaccine-related technology to the combined company on an exclusive basis.

      The letter of intent contemplates a stock-for-stock transaction in which, assuming the exercise of certain outstanding options, the current SIGA shareholders, on the one hand, and the current Allergy Therapeutics shareholders, on the other hand, will each own 47.5% of the combined company and Elan Corporation will own 5% of the combined company.

      The transaction is subject to certain conditions, including the completion of due diligence, the negotiation and execution of definitive agreements, obtaining any necessary regulatory approvals and the approval of the transaction by SIGA's and Allergy Therapeutics' respective shareholders.

      Donald G. Drapkin, Chairman of the Board of SIGA said, "Allergy Therapeutics has an established business in Europe and a first-class management team with an international pedigree. By combining Allergy Therapeutics' existing business and its new product pipeline for allergic disease with SIGA's highly innovative vaccine technology base in infectious disease, we intend to build a company with a growing sales base and a novel product development pipeline. The Board of SIGA believes the combined company will be positioned to become a major international vaccine provider."

      Iain G Ross, Chairman & CEO of Allergy Therapeutics said "This is an excellent opportunity for our shareholders as there is a strong science based complementary fit between the two companies founded on the fundamental immunological basis of both infectious and allergic disease." Ross continued, "From the outset, the combined company will focus on the development of innovative products for the treatment and prevention of infectious and allergic disease. As we will have a wealth of product, technology and intellectual property assets, our letter of intent contemplates a further potential transaction. Our current thinking is that, after having fully evaluated the opportunities as a combined company, we anticipate transferring certain non-vaccine assets into a newly formed spin-off company."

      SIGA is a development stage technology company, whose primary focus is on biopharmaceutical product development. SIGA is engaged in the discovery, development and commercialization of vaccines, antibiotics and novel anti-infectives for serious infectious diseases. SIGA's lead vaccine candidate is for the prevention of group A streptococcal pharyngitis or "strep throat" and SIGA is also developing a technology for the mucosal delivery of vaccines which may allow vaccines to activate the immune system at the mucus lined surfaces of the body - the mouth, the nose, the lungs and gastrointestinal and urogenital tracts - the sites of entry for most infectious agents. In addition, SIGA has anti-infective programs aimed at the increasingly serious problem of drug resistance.

      Allergy Therapeutics is a private European based specialty pharmaceutical company focused on the treatment and prevention of allergy. Shareholders include GlaxoSmithKline, Elan Corporation and ING Bank. Allergy Therapeutics has turnover in excess of $20 million per annum through the sale of registered and named patient vaccines for the treatment of severe allergies to grass and tree pollens, house dust mites and bee and wasp venoms. Allergy Therapeutics has an established GMP manufacturing facility and a Sales & Marketing infrastructure in several European countries including Germany, Italy and Spain. A number of novel compounds have undergone initial clinical evaluation, and Allergy Therapeutics plans to commence phase III clinical studies with at least one novel allergy vaccine before the end of 2002.

      This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the efficacy and intended use of SIGA's technologies under development and the likelihood that the transaction contemplated by the letter of intent will be completed. Forward-looking statements are based on management's estimates, assumptions and projections, and are subject to uncertainties, many of which are beyond the control of SIGA or Allergy Therapeutics. Actual results may differ materially from those anticipated in any forward-looking statement. Factors which may cause such differences include the risks: that potential products that appeared promising to SIGA, Allergy Therapeutics or their respective collaborators in early research or clinical trials do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials and that SIGA, Allergy Therapeutics or their respective collaborators will not obtain appropriate or necessary government approvals to market products tested in such trials; and that the completion to each party's satisfaction of due diligence, the negotiation and execution of definitive documents, the timely receipt of necessary approvals including shareholder approval and the satisfaction of all closing conditions may not be accomplished.

      Investors and security holders are urged to read any proxy statement/prospectus that may be sent to SIGA shareholders regarding the proposed transaction, when and if any such proxy statement/prospectus becomes available, because such proxy statement/prospectus will contain important information. Any such proxy statement/prospectus will be filed with the Securities and Exchange Commission by SIGA. Investors and security holders may obtain a free copy of the proxy statement/prospectus, when and if such proxy statement/prospectus is available, and any other documents filed by SIGA with the Commission at the Commission's web site at www.sec.gov. Any such proxy statement/prospectus and these other documents may also be obtained, when and if available, free of charge from SIGA. SIGA's shareholders should read any such proxy statement/prospectus carefully before making a decision concerning the transaction.

      SIGA and its respective directors, executive officers and certain other of its respective employees, may be soliciting proxies from its shareholders in favor of the approval of the transaction. Information regarding the directors and executive officers who may, under rules promulgated by the Commission, be deemed to be participants in the solicitation of SIGA shareholders in connection with the transaction is set forth in SIGA's proxy statement for its 2001 annual meeting, and additional information will be set forth in the definitive proxy statement/prospectus referred to above when and if it is filed with the Commission.

      More detailed information about SIGA and the factors discussed above is set forth in SIGA's filings with the Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and in other documents that SIGA has filed with the Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise. For more information about SIGA, please visit SIGA's website at www.siga.com.

                                                                    NEWS RELEASE
--------------------------------------------------------------------------------

CONTACTS:                                     FOR IMMEDIATE RELEASE

SIGA Technologies, Inc.                       Allergy Therapeutics
Thomas N. Konatich                            Iain G. Ross
CFO & Acting CEO                              Chairman & CEO
(212) 672-9100                                +44 (0) 1903-844720
tkonatich@siga.com                            iain.ross@allergytherapeutics.com
------------------                            ---------------------------------

          SIGA TECHNOLOGIES AND ALLERGY THERAPEUTICS HOLDINGS ANNOUNCE
                                INTENT TO MERGE

New York, NY, March 11, 2002 -- SIGA Technologies, Inc. (NASDAQ: SIGA) and (FRANKFURT: SGW 919 473) and Allergy Therapeutics Holdings Ltd. announced today they have signed a non-binding letter of intent to combine the two companies. As part of the transaction, Elan Corporation, through its subsidiaries, has agreed to expand its strategic collaboration with Allergy Therapeutics and license additional vaccine-related technology to the combined company on an exclusive basis.

The letter of intent contemplates a stock-for-stock transaction in which, assuming the exercise of certain outstanding options, the current SIGA shareholders, on the one hand, and the current Allergy Therapeutics shareholders, on the other hand, will each own 47.5% of the combined company and Elan Corporation will own 5% of the combined company.

The transaction is subject to certain conditions, including the completion of due diligence, the negotiation and execution of definitive agreements, obtaining any necessary regulatory approvals and the approval of the transaction by SIGA's and Allergy Therapeutics' respective shareholders.

Donald G. Drapkin, Chairman of the Board of SIGA said, "Allergy Therapeutics has an established business in Europe and a first-class management team with an international pedigree. By combining Allergy Therapeutics' existing business and its new product pipeline for allergic disease with SIGA's highly innovative vaccine technology base in infectious disease, we intend to build a company with a growing sales base and a novel product development pipeline. The Board of SIGA believes the combined company will be positioned to become a major international vaccine provider."

Iain G Ross, Chairman & CEO of Allergy Therapeutics said "This is an excellent opportunity for our shareholders as there is a strong science based complementary fit between the two companies founded on the fundamental immunological basis of both infectious and allergic disease." Ross continued, "From the outset, the combined company will focus on the development of innovative products for the treatment and prevention of infectious and allergic disease. As we will have a wealth of product, technology and intellectual property assets, our letter of intent contemplates a further potential transaction. Our current thinking is that, after having fully evaluated the opportunities as a combined company, we anticipate transferring certain non-vaccine assets into a newly formed spin-off company."

SIGA is a development stage technology company, whose primary focus is on biopharmaceutical product development. SIGA is engaged in the discovery, development and commercialization of vaccines, antibiotics and novel anti-infectives for serious infectious diseases. SIGA's lead vaccine candidate is for the prevention of group A streptococcal pharyngitis or "strep throat" and SIGA is also developing a technology for the mucosal delivery of vaccines which may allow vaccines to activate the immune system at the mucus lined surfaces of the body - the mouth, the nose, the lungs and gastrointestinal and urogenital tracts - the sites of entry for most infectious agents. In addition, SIGA has anti-infective programs aimed at the increasingly serious problem of drug resistance.

Allergy Therapeutics is a private European based specialty pharmaceutical company focused on the treatment and prevention of allergy. Shareholders include GlaxoSmithKline, Elan Corporation and ING Bank. Allergy Therapeutics has turnover in excess of $20 million per annum through the sale of registered and named patient vaccines for the treatment of severe allergies to grass and tree pollens, house dust mites and bee and wasp venoms. Allergy Therapeutics has an established GMP manufacturing facility and a Sales & Marketing infrastructure in several European countries including Germany, Italy and Spain. A number of novel compounds have undergone initial clinical evaluation and Allergy Therapeutics plans to commence phase III clinical studies with at least one novel allergy vaccine before the end of 2002.

This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the efficacy and intended use of SIGA's technologies under development and the likelihood that the transaction contemplated by the letter of intent will be completed. Forward-looking statements are based on management's estimates, assumptions and projections, and are subject to uncertainties, many of which are beyond the control of SIGA or Allergy Therapeutics. Actual results may differ materially from those anticipated in any forward-looking statement. Factors which may cause such differences include the risks: that potential products that appeared promising to SIGA, Allergy Therapeutics or their respective collaborators in early research or clinical trials do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials and that SIGA, Allergy Therapeutics or their respective collaborators will not obtain appropriate or necessary government approvals to market products tested in such trials; and that the completion to each party's satisfaction of due diligence, the negotiation and execution of definitive documents, the timely receipt of necessary approvals, including shareholder approval and the satisfaction of all closing conditions may not be accomplished.

Investors and security holders are urged to read any proxy statement/prospectus that may be sent to SIGA shareholders regarding the proposed transaction, when and if any such proxy statement/prospectus becomes available, because such proxy statement/prospectus will contain important information. Any such proxy statement/prospectus will be filed with the Securities and Exchange Commission by SIGA. Investors and security holders may obtain a free copy of the proxy statement/prospectus, when and if such proxy statement/prospectus is available, and any other documents filed by SIGA with the Commission at the Commission's web site at www.sec.gov. Any such proxy statement/prospectus and these other documents may also be obtained, when and if available, free of charge from SIGA. SIGA's shareholders should read any such proxy statement/prospectus carefully before making a decision concerning the transaction.

SIGA and its respective directors, executive officers and certain other of its respective employees, may be soliciting proxies from its shareholders in favor of the approval of the transaction. Information regarding the directors and executive officers who may, under rules promulgated by the Commission, be deemed to be participants in the solicitation of SIGA shareholders in connection with the transaction is set forth in SIGA's proxy statement for its 2001 annual meeting, and additional information will be set forth in the definitive proxy statement/prospectus referred to above when and if it is filed with the Commission.

More detailed information about SIGA and the factors discussed above is set forth in SIGA's filings with the Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and in other documents that SIGA has filed with the Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise. For more information about SIGA, please visit SIGA's website at www.siga.com.

                                       ###


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